UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2003

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
Ex-99.1 December 2, 2003 Press Release

Item 5. Other Events

On December 2, 2003, Sykes Enterprises, Incorporated (the “Company”) issued a press release regarding the adoption of an SEC Rule 10b5-1 trading plan by Chairman and Chief Executive Officer, John Sykes. The press release is attached as Exhibit 99.1.

Item 7. Exhibits

Exhibit 99.1	Press release, dated December 2, 2003, regarding the adoption of an SEC Rule 10b5-1 trading plan by Chairman and Chief Executive Officer, John Sykes.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ W. Michael Kipphut W. Michael Kipphut Group Executive, Senior Vice President – Finance

Date: December 2, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 2, 2003, regarding the adoption of an SEC Rule 10b5-1 trading plan by Chairman and Chief Executive Officer, John Sykes.